Filed pursuant to Rule 497(e)
Registration No. 033-48907

BMO FUNDS, INC.

BMO Multi-Asset Income Fund

Supplement dated November 12, 2015 to the Prospectus and Summary Prospectus dated

December 29, 2014 (as supplemented June 1, 2015 and November 9, 2015)

On November 4, 2015, the Board of Directors of BMO Funds, Inc. (the “Board”) approved a Plan of Liquidation (the “Plan”) for the BMO Multi-Asset Income Fund (the “Fund”), subject to shareholder approval, upon the recommendation of BMO Asset Management Corp. (the “Adviser”) to liquidate the Fund. After considering a variety of factors, the Board concluded that it was in the best interests of the Fund and its shareholders that the Fund be closed and liquidated.

Shareholders will receive a proxy statement discussing the Board’s decision to recommend liquidation of the Fund and requesting that shareholders vote to approve the Plan at a special meeting of shareholders to be held on December 22, 2015. If the Plan is approved by shareholders, the Fund will be liquidated on the next business day following the shareholder meeting (the “Liquidation Date”). You may continue to purchase and redeem shares in the ordinary course, or exchange your shares for shares of other BMO Funds, until the Liquidation Date. Any shareholders who have not redeemed their shares prior to the Liquidation Date will have their shares redeemed in cash and will receive a check representing their proportionate interest in the net assets of the Fund as of the Liquidation Date. Shareholders (other than tax-qualified plans or tax-exempt accounts) will recognize gain or loss for tax purposes on the redemption of their Fund shares in the liquidation.

Important Information for Retirement Plan Investors

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you may roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year, provided that it is the only such rollover during the year. If you receive a distribution from a 403(b)(7) Custodial Account (tax-sheltered account) or a Keogh account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring.

Thank you for your investment in the BMO Funds. Please contact BMO Funds U.S. Services at 1-800-236-FUND for additional information.

Please retain this supplement with your Prospectus for future reference.